Intangible Assets, Net - Schedule of Amortization Expense (Detail) ¥ in Thousands, $ in Thousands	Mar. 31, 2023 CNY (¥)	Mar. 31, 2023 USD ($)	Mar. 31, 2022 CNY (¥)
Intangible Assets, Net (Excluding Goodwill) [Abstract]
2024	¥ 3,689
2025	3,671
2026	3,662
2027	1,301
2028	103
Thereafter	128
Net Carrying Amount	¥ 12,554	$ 1,828	¥ 89,822